Subsequent events	12 Months Ended
Aug. 31, 2025
Subsequent Events [Abstract]
Subsequent events

21. Subsequent events

Subsequent to August 31, 2025, the Company entered into several material financing and digital-asset transactions. Management has evaluated these events in accordance with ASC 855, Subsequent Events, and determined that they represent non-recognized subsequent events requiring disclosure but no adjustment to the consolidated financial statements as of and for the year ended August 31, 2025.

a)	Injective Digital Asset Treasury Initiative

On September 2, 2025, the Company entered into a Securities Purchase Agreement with certain accredited investors to issue 24,642,700 subscription receipts at an offering price of $3.80 per subscription receipt, with respect to certain purchasers, and $4.16 per subscription receipt, with respect to certain purchasers.

The private placement closed on September 4, 2025, raising approximately $100 million in aggregate proceeds consisting of cash and Injective (INJ) tokens, all of which are held in escrow pending satisfaction of specified escrow release conditions under the Subscription Receipt Agreement.

On October 31, 2025, shareholders approved the issuance of the underlying common shares. The Company is preparing a registration statement on Form S-1 to register the resale of approximately 25.7 million shares, including those issuable upon exercise of associated warrants. Escrowed funds will be released upon SEC effectiveness of the registration statement and NYSE American approval of listing of the underlying shares.

b)	Voltedge Loan Facility

On September 15, 2025, the Company executed a Master Loan and Security Agreement with Voltedge Finance Inc., providing for a revolving credit facility of up to $15.0 million. As of November 2025, $11.8 million had been drawn under the facility and invested in INJ tokens as part of the Company’s digital-asset treasury strategy. The facility is secured by a corporate guarantee from Coopers Financial Group and pledges over certain digital-asset holdings. The Maturity Date of the Loan is the Escrow Release Date, as defined in the Subscription Receipt Agreement. The value of the collateral shall equal the INJ amount equal to USD 1,500,000 valued consistent with valuation provisions in the executed term sheet dated September 1, 2025 between the Company and White Lion Capital, LLC.

c)	White Lion Equity Line of Credit (ELOC)

On September 4, 2025, the Company entered into a Common Stock Purchase Agreement with White Lion Capital LLC, establishing an equity line of credit of up to $250 million. The agreement allows the Company, at its discretion, to issue and sell common shares over a 24-month period, subject to volume and pricing limitations. As of the date of issuance of these consolidated financial statements, no shares have been issued, and the arrangement has not yet been registered with the SEC.

c)	Warrants Expiry

Subsequent to year-end, 82,650 warrants originally issued in connection with the Company’s prior financing arrangements reached their contractual maturity date on November 3, 2025, which was two years following the defined liquidity event. In accordance with the terms of the warrant agreements, these warrants expired unexercised and are no longer outstanding as of that date. No cash settlement or further obligation arose to the Company upon expiry.

Management concluded that these transactions occurred after year-end and therefore did not require adjustment to the accompanying consolidated financial statements. The Company will continue to monitor subsequent developments related to the escrow releases, SEC registration processes, and loan facility utilization for disclosure in future filings.